                                 Exhibit 10.1

GreenPoint                                     SERVICING CERTIFICATE
Mortgage

===================================================================================================================================
Revolving Home Equity Loan  LIBOR:                                   5.88500%  Current Collection Period:         02/01/00-02/29/00
Asset-Backed Notes          Margin A-1:                              0.30000%  P&S Agreement Date:                          12/1/99
Series 1999-2               Class A-1  Note Rate:                    6.18500%  Original Closing Date:                      12/22/99
                            Class A-2  Note Rate:                    6.26500%  Distribution Date:                           3/15/00
                            Margin A-2:                              0.38000%  Record Date:                                 3/14/00
                            Interest Period 02/15/00 thru 03/14/00:       29   Pool Factor:                              98.3334996%
                            Servicing Fee Rate:                      0.50000%  Initial Class A-1 O/C Amt:                     22.71
                            Class A-1 Premium Fee Rate:              0.18000%  Initial Class A-2 O/C Amt:                    565.15
                            Class A-2 Premium Fee Rate:              0.18000%
                                                                               Class A-1 O/C Amt as of Pmt Date:         536,705.51
                            Trustee Fee:                             0.00900%  Class A-2 O/C Amt as of Pmt Date:          99,327.48
                            Class A-1 Act Weighted Avg Ln Rate:      8.88209%
                            Class A-2 Act Weighted Avg Ln Rate:      8.48562%

                            Total Management Fee                      500.00
===================================================================================================================================

BALANCES
     Beginning Class A-1 Pool Balance                                                                                198,357,070.33
     Beginning Class A-2 Pool Balance                                                                                 51,245,053.70

     Beginning Class A-1 Note Balance -- CUSIP                                                                       193,178,881.11
     Beginning Class A-2 Note Balance -- CUSIP                                                                        51,244,488.55

     Class A-1 Overcollateralization Amount to Fill                                                                    4,872,069.48
     Class A-2 Overcollateralization Amount to Fill                                                                    1,339,512.66

     Ending Class A-1 Pool Balance                                                                                   198,000,305.29
     Ending Class A-2 Pool Balance                                                                                    48,912,335.42

     Ending Class A-1 Note Balance -- CUSIP                                                                          192,738,317.20
     Ending Class A-2 Note Balance -- CUSIP                                                                           48,813,007.94

     Additional Balances  Class A-1                                                                                    5,678,264.81
     Additional Balances  Class A-2                                                                                    1,246,603.12

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                         0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                      0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                          0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                       0.00
     Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                                    1108
     Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
     Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                                0
     Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                              0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                  0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                                0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                           0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                         0.00
     Class A-1 Cummulative Excess of Draws Over Principal Paydown                                                      4,725,282.58

     Class A-1 Cummulative Excess of Draws Over Principal Paydown Recoup this Distribution                               356,765.04
     Beginning Loan Count                                                                                                     5,685
     Ending Loan Count                                                                                                        5,599

COLLECTION AMOUNTS Class A-1
 1   Aggregate of All Mortgage Collections (Gross)                                                                     7,551,548.56
 2   Total Mortgage Interest Collections (Gross)                                                                       1,516,518.71
     Servicing Fees (current collection period)                                                                           82,648.78
     Deferred Interest Transfer (DI)                                                                                           0.00
  3a     Mortgage Principal Collections                                                                                6,035,029.85
  3b     Pre-Funded Balance                                                                                                    0.00
  3c     Net Liquidation Proceeds                                                                                              0.00

 3   Total Mortgage Principal Collections                                                                              6,035,029.85

     Aggregate of Transfer Deposits                                                                                            0.00

     Investor Loss Amount                                                                                                      0.00
     Aggregate Investor Loss Reduction Amount                                                                                  0.00


COLLECTION AMOUNTS Class A-2
 1   Aggregate of All Mortgage Collections (Gross)                                                                     3,966,234.41
 2   Total Mortgage Interest Collections (Gross)                                                                         386,913.01
     Servicing Fees (current collection period)                                                                           21,352.11
     Deferred Interest Transfer (DI)                                                                                           0.00
  3a     Mortgage Principal Collections                                                                                3,579,321.40
  3b     Pre-Funded Balance                                                                                                    0.00
  3c     Net Liquidation Proceeds                                                                                              0.00

 3   Total Mortgage Principal Collections                                                                              3,579,321.40

     Aggregate of Transfer Deposits                                                                                            0.00

     Investor Loss Amount                                                                                                      0.00
     Aggregate Investor Loss Reduction Amount                                                                                  0.00

TOTAL COLLECTION AMOUNT
 1   Aggregate of All Mortgage Collections (Gross)                                                                    11,517,782.97
 2   Total Mortgage Interest Collections (Gross)                                                                       1,903,431.72
     Servicing Fees (current collection period)                                                                          104,000.89
     Deferred Interest Transfer (DI)                                                                                           0.00
  3a     Mortgage Principal Collections                                                                                9,614,351.25
  3b     Pre-Funded Balance                                                                                                    0.00
  3c     Net Liquidation Proceeds                                                                                              0.00
 3   Total Mortgage Principal Collections                                                                              9,614,351.25
     Aggregate of Transfer Deposits                                                                                            0.00
     Investor Loss Amount                                                                                                      0.00
     Aggregate Investor Loss Reduction Amount                                                                                  0.00


     Class A-1 Net Interest Collection                                                                                 1,433,869.93
     Class A-2 Net Interest Collection                                                                                   365,560.90


DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note  Interest 8.6 (d)(iv)                                                                                962,486.94
     Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                                 0.00
     Class A-1 Note  Reserve Fund Amount                                                                                       0.00
     Investor Loss Amount                                                                                                      0.00
     Previous Investor Loss Amount                                                                                             0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                          28,976.83
     Credit Enhancer Reimbursement                                                                                             0.00
     Accelerated Principal Distribution Amount                                                                           440,563.91

     Spread Account Deposit                                                                                                    0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                      1,448.84
     Management Fee 8.6 (d)(iii)                                                                                             393.40
     Payment to Servicer                                                                                                       0.00
     Deferred Interest                                                                                                         0.00
     Remaining Amount to Transferor                                                                                            0.00
     Total Certificateholders Distribution Allocable to Interest                                                       1,433,869.93


     Maximum Principal Payment                                                                                                 0.00
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)                0.00
     8.6(d)(v)
     Accelerated Principal Distribution Amount                                                                           440,563.91
     Loan Loss                                                                                                                 0.00
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
     Total Certificateholders Distribution Allocable to Principal                                                        440,563.91


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note  Interest 8.6 (d)(iv)                                                                                258,620.97
     Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                                 0.00
     Class A-2 Note  Reserve Fund Amount                                                                                       0.00
     Investor Loss Amount                                                                                                      0.00
     Previous Investor Loss Amount                                                                                             0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                           7,686.67
     Credit Enhancer Reimbursement                                                                                             0.00
     Accelerated Principal Distribution Amount                                                                            98,762.33
     Spread Account Deposit                                                                                                    0.00
     Indenture Trustee Fee 8.6 (d)(i)                                                                                        384.33
     Management Fee 8.6 (d)(iii)                                                                                             106.60
     Payment to Servicer                                                                                                       0.00
     Deferred Interest                                                                                                         0.00
     Remaining Amount to Transferor                                                                                            0.00
     Total Certificateholders Distribution Allocable to Interest                                                         365,560.91


     Maximum Principal Payment                                                                                         2,332,718.28
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C Redctin Amt)                0.00
     8.6(d)(v)ed Principal
     Accelerated Principal Distribution Amount                                                                            98,762.33
     Loan Loss                                                                                                                 0.00
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                       0.00
     Total Certificateholders Distribution Allocable to Principal                                                      2,431,480.61


TOTAL DISTRIBUTION AMOUNT
     Class A Note  Interest 8.6 (d)(iv)                                                                                1,221,107.91
     Class A Note  Unpaid Interest Shortfall (current cycle) 5.01(i)                                                           0.00
     Class A Note  Reserve Fund Amount                                                                                         0.00
     Investor Loss Amount 5.01(iii)                                                                                            0.00
     Previous Investor Loss Amount 5.01(iv)                                                                                    0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                          36,663.51
     Credit Enhancer Reimbursement 5.01(vi)                                                                                    0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                                 539,326.24
     Spread Account Deposit 5.01(viii)                                                                                         0.00
     Indenture Trustee Fee 8.6 d)(i)                                                                                       1,833.18
     Management Fee 8.6 (d)(iii)                                                                                             500.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                             0.00
     Deferred Interest 5.01 (xi)                                                                                               0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                                 0.00
     Total Certificateholders Distribution Allocable to Interest                                                       1,799,430.83

     Maximum Principal Payment                                                                                         2,332,718.28
     Scheduled Principal Collection Payment                                                                                    0.00
     Accelerated Principal Distribution Amount                                                                           539,326.24
     Loan Loss                                                                                                                 0.00
     Overcollateralization Deficit 8.6 (d)(vi)                                                                                 0.00
     Total Certificateholders Distribution Allocable to Principal                                                      2,872,044.52


LOSSES/RETRANSFERS
     Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                                0.00
     Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                                0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                                0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                              0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                       4.9798833
     Interest Distribution Amount                                                                                         4.9798833
     Unpaid Note Interest Shortfall Included in Current Distribution                                                      0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                      0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                                      2.2794666
     Maximum Principal Payment                                                                                            0.0000000
     Scheduled Principal Collections Payment                                                                              0.0000000
     Loan Loss                                                                                                            0.0000000
     Accelerated Principal Distribution Amount                                                                            2.2794666


Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                                       4.9383420
     Interest Distribution Amount                                                                                         4.9383420
     Unpaid Note Interest Shortfall Included in Current Distribution                                                      0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                      0.0000000


     Total Class A-2 Note Distribution Amount Allocable to Principal                                                     46.4288831
     Maximum Principal Payment                                                                                           44.5430262
     Scheduled Principal Collections Payment                                                                              0.0000000
     Loan Loss                                                                                                            0.0000000
     Accelerated Principal Distribution Amount                                                                            1.8858570


     Total Interest Amount Distributed to Class A Certificateholder                                                       9.9182253
     Total Principal Amount Distributed to Class A Certificateholder                                                     48.7083498

     Credit Enhancement Draw Amount                                                                                            0.00

DELINQUENCIES/FORECLOSURES

Class A-1
     Number of Mortgages 30 to 59 Days Delinquent                                                                                68
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                                2,583,724.48
     Number of Mortgages 60 to 89 Days Delinquent                                                                                14
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                  541,088.02
     Number of Mortgages 90 to 179 Days Delinquent                                                                                2
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                  47,031.43
     Number of Mortgages 180 or more Days Delinquent                                                                              0

     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                     0.00
     Number of Mortgage Loans in Foreclosure                                                                                      2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                        42,920.47

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                 0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                     0.00


Class A-2
     Number of Mortgages 30 to 59 Days Delinquent                                                                                 5
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                                  651,854.51
     Number of Mortgages 60 to 89 Days Delinquent                                                                                 0
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                        0.00
     Number of Mortgages 90 to 179 Days Delinquent                                                                                0
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                       0.00
     Number of Mortgages 180 or more Days Delinquent                                                                              0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                     0.00
     Number of Mortgage Loans in Foreclosure                                                                                      0
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                             0.00

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                 0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                     0.00


TOTAL DELINQUENCIES/FORECLOSURES

     Number of Mortgages 30 to 59 Days Delinquent                                                                                73
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                                3,235,578.99
     Number of Mortgages 60 to 89 Days Delinquent                                                                                14
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                                  541,088.02
     Number of Mortgages 90 to 179 Days Delinquent                                                                                2
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                                  47,031.43
     Number of Mortgages 180 or more Days Delinquent                                                                              0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                                     0.00
     Number of Mortgage Loans in Foreclosure                                                                                      2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                        42,920.47

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                                 0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                     0.00
====================================================================================================================================

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund Beginning Balance                                                                                  0.00
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                                 0.00
     Class A-1 Reserve Fund Ending Balance                                                                                     0.00

     Class A-1 Reserve Fund Beginning Balance                                                                                  0.00
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                                 0.00
     Class A-1 Reserve Fund Ending Balance                                                                                     0.00


PRE-FUNDED ACCOUNT ACTIVITY

     Beginning Balance Pre-Funded Account                                                                             50,000,000.00
     Remaining Amount for Distribution to Classes                                                                              0.00
     Withdrawal for Subsequent Loan Purchase:                                                                        (49,999,441.28)
     Ending Balance Pre-Funded Account                                                                                       558.72

     All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The Attached Servicing Certificate is true and correct in all material respects.

________________________________________
A Servicing Officer    Teri Martine

GREENPOINT MORTGAGE                         STATEMENT TO NOTEHOLDERS
MORTGAGE
===================================================================================================================================
Revolving Home Equity Loan            LIBOR:                                5.88500%  Current Collection Period:  02/01/00-02/29/00
Asset-Backed Notes                    Margin:                               0.30000%  P&S Agreement Date:                   12/1/99
Series 1999-2                         Class A-1  Note Rate:                 6.18500%  Original Closing Date:               12/22/99
                                      Class A-2  Note Rate:                 6.26500%  Distribution Date:                    3/15/00
                                                                                      Record Date:                          3/14/00
                                         Interest Period 02/15/00 thru           29   Pool Factor:                       98.3334996%
                                                   03/14/00:

===================================================================================================================================

     BALANCES
     Beginning HELOC Pool Balance                                                                             198,357,070.33
     Beginning Second Lien Pool Balance                                                                        51,245,053.70

     Beginning Class A-1 Note Balance -- CUSIP                                                                193,178,881.11
     Beginning Class A-2 Note Balance -- CUSIP                                                                 51,244,488.55

     Ending Class A-1 Pool Balance                                                                            198,000,305.29
     Ending Class A-2 Pool Balance                                                                             48,912,335.42

     Ending Class A-1 Note Balance -- CUSIP                                                                   192,738,317.20
     Ending Class A-2 Note Balance -- CUSIP                                                                    48,813,007.94

     Additional Balances Class A-1                                                                              5,678,264.81
     Additional Balances Class A-2                                                                              1,246,603.12

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                  0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                               0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                   0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                      1,108
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                        0.00
     Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                    0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                  0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                           0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                         0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                    0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                  0.00
     Class A-1 Cummulative Excess of Draws Over Principal Paydown                                               4,725,282.58

     Beginning Loan Count                                                                                              5,685
     Ending Loan Count                                                                                                 5,599

COLLECTION AMOUNTS Class A-1
     Aggregate of All Mortgage Collections                                                                      7,468,899.78
     Total Mortgage Interest Collections                                                                        1,516,518.71
     Servicing Fees (current collection period)                                                                   (82,648.78)
        Mortgage Principal Collections                                                                          6,035,029.85
        Pre-Funded Balance                                                                                              0.00
                                                                                                                        0.00
     Total Mortgage Principal Collections                                                                       6,035,029.85

COLLECTION AMOUNTS Class A-2
  Aggregate of All Mortgage Collections                                                                         3,944,882.30
  Total Mortgage Interest Collections                                                                             386,913.01
  Servicing Fees (current collection period)                                                                      (21,352.11)
     Mortgage Principal Collections                                                                             3,579,321.40
     Pre-Funded Balance                                                                                                 0.00
                                                                                                                        0.00
  Total Mortgage Principal Collections                                                                          3,579,321.40


TOTAL COLLECTION AMOUNT
     Aggregate of All Mortgage Collections                                                                     11,517,782.97
     Total Mortgage Interest Collections                                                                        1,903,431.72
        Mortgage Principal Collections                                                                          9,614,351.25
        Pre-Funded Balance                                                                                              0.00

     Total Mortgage Principal Collections                                                                       9,614,351.25



DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note  Interest                                                                                     962,486.94
     Class A-1 Note  Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-1 Note  Reserve Fund Amount                                                                                0.00

     Maximum Principal Payment                                                                                          0.00
     Scheduled Principal Collection                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                    440,563.91
     Loan Loss                                                                                                          0.00
     Class A-1 Overcollateralization Deficit                                                                            0.00
     Total Certificateholders Distribution Allocable to Principal                                                 440,563.91


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note  Interest                                                                                     258,620.97
     Class A-2 Note  Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-2 Note  Reserve Fund Amount                                                                                0.00

     Maximum Principal Payment                                                                                  2,332,718.28
     Scheduled Principal Collection                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                     98,762.33
     Loan Loss                                                                                                          0.00
     Class A-2 Overcollateralization Deficit                                                                            0.00
     Total Certificateholders Distribution Allocable to Principal                                               2,431,480.61

TOTAL DISTRIBUTION AMOUNT
     Class A Note  Interest                                                                                     1,221,107.91
     Class A Note  Unpaid Interest Shortfall (current cycle)                                                            0.00
     Class A Note  Reserve Fund Amount                                                                                  0.00

     Maximum Principal Payment                                                                                  2,332,718.28
     Scheduled Principal Collection                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                    539,326.24
     Overcollateralization Deficit                                                                                      0.00
     Total Certificateholders Distribution Allocable to Principal                                               2,872,044.52

LOSSES/RETRANSFERS

     Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                      0.00
     Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                      0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                         0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                       0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                4.9798833
     Interest Distribution Amount                                                                                  4.9798833
     Unpaid Note Interest Shortfall Included in Current Distribution                                               0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                               0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                               2.2794666
     Maximum Principal Payment                                                                                     0.0000000
     Scheduled Principal Collections Payment                                                                       0.0000000
     Loan Loss                                                                                                     0.0000000
     Accelerated Principal Distribution Amount                                                                     2.2794666

Class A-2
     Total Class A-1 Note Distribution Amount Allocable to Interest                                                4.9383420
     Interest Distribution Amount                                                                                  4.9383420
     Unpaid Note Interest Shortfall Included in Current Distribution                                               0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                               0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                              46.4288831
     Maximum Principal Payment                                                                                    44.5430262
     Scheduled Principal Collections Payment                                                                       0.0000000
     Loan Loss                                                                                                     0.0000000
     Accelerated Principal Distribution Amount                                                                     1.8858570


     Total Interest Amount Distributed to Class A Certificateholder                                                9.9182253
     Total Principal Amount Distributed to Class A Certificateholder                                              48.7083498

     Credit Enhancement Draw Amount                                                                                     0.00

DELINQUENCIES/FORECLOSURES
Class A-1
     Number of Mortgages 31 to 60 Days Delinquent                                                                         68
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                         2,583,724.48
     Number of Mortgages 61 to 90 Days Delinquent                                                                         14
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                           541,088.02
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                 2
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                   47,031.43
     Number of Mortgages 181 or more Days Delinquent                                                                       0
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                              0.00
     Number of Mortgage Loans in Foreclosure                                                                               2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                 42,920.47

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

Class A-2
     Number of Mortgages 31 to 60 Days Delinquent                                                                          5
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                           651,854.51
     Number of Mortgages 61 to 90 Days Delinquent                                                                          0
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                                    -
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                 0
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                        0.00
     Number of Mortgages 181 or more Days Delinquent                                                                       0
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                              0.00
     Number of Mortgage Loans in Foreclosure                                                                               0
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                      0.00

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

TOTAL DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                                         73
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                         3,235,578.99
     Number of Mortgages 61 to 90 Days Delinquent                                                                         14
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                           541,088.02
     Number of Mortgages 91 to 180 or more Days Delinquent                                                                 2
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                   47,031.43
     Number of Mortgages 181 or more Days Delinquent                                                                       0
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                              0.00
     Number of Mortgage Loans in Foreclosure                                                                               2
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                 42,920.47

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                          0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                              0.00

=============================================================================================================================

     Class A-1 Note Rate For Next Distribution          LIBOR                             6.00375%                   6.30375%

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund  Beginning Balance                                                                          0.00
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                          0.00
     Class A-1 Reserve Fund Ending Balance                                                                              0.00

     Class A-2 Reserve Fund  Beginning Balance                                                                          0.00
     Class A-2 Reserve Fund Deposit/Withdrawal                                                                          0.00
     Class A-2 Reserve Fund Ending Balance                                                                              0.00
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